UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2019

C&F FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

802 Main Street, West Point, Virginia	23181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CFFI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emer
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On June 13, 2019, the Board of Directors of C&F Financial Corporation (the Corporation), based on a recommendation of the Compensation Committee of the Board of Directors, approved modifications to the C&F Financial Corporation Management Incentive Plan dated February 20, 2018.  The modifications primarily reflect the combination of the positions of Chief Executive Officer and President of the Corporation upon the appointment of Thomas F. Cherry as Chief Executive Officer, as previously announced on December 18, 2018.  The C&F Financial Corporation Management Incentive Plan dated June 13, 2019, as approved by the Board of Directors, is attached as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on June 13, 2019, the Board of Directors, based on a recommendation of the Compensation Committee of the Board of Directors, established an incentive compensation opportunity for 2019 for Larry G. Dillon, Executive Chairman of the Corporation.  Under the incentive compensation opportunity established by the Board of Directors, Mr. Dillon may be awarded a cash payment in an amount to be determined by the Board of Directors up to 20% of his base salary and an equity award of a number of shares to be determined by the Board of Directors with a value of up to 20% of his base salary.  In determining the amount of Mr. Dillon’s cash and equity incentive compensation awards for 2019, the Board of Directors will consider and evaluate his individual involvement and performance in matters of corporate strategy and governance.

Item 9.01         Financial Statements and Exhibits

Exhibits

10.9C&F Financial Corporation Management Incentive Plan dated June 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION
(REGISTRANT)

Date: June 14, 2019	By: /s/ Jason E. Long
Jason E. Long
Chief Financial Officer